                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ___)

  Filed by the Registrant   [X]
  Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
 [X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
 [ ]  Definitive Proxy Statement                     Only as permitted by Rule 14a-6(e)(2))
 [ ]  Definitive Additional Materials           [ ]  Soliciting Material  Pursuant to Rule 14a-11(c)
                                                     or Rule 14a-12

                           Undiscovered Managers Funds
                          ----------------------------
                (Name of Registrant as Specified in Its Charter)

             -------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing Fee (check the appropriate box)

[X]      No fee required
[ ] Fee computed on a table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

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[ ]      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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




                           UNDISCOVERED MANAGERS FUNDS
                              PLAZA OF THE AMERICAS
                             700 NORTH PEARL STREET
                               DALLAS, TEXAS 75201


                  UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
                   UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
                     UNDISCOVERED MANAGERS HIDDEN VALUE FUND
                         UNDISCOVERED MANAGERS REIT FUND
                   UNDISCOVERED MANAGERS SMALL CAP VALUE FUND
                  UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND
                          UM INTERNATIONAL EQUITY FUND
                     UM INTERNATIONAL SMALL CAP EQUITY FUND
                          UM MERGER & ACQUISITION FUND
                            UM SMALL CAP GROWTH FUND
  (the "Funds," and each a series of Undiscovered Managers Funds (the "Trust"))


                    Notice of Special Meeting of Shareholders
                                  July 20, 2001


         A Special Meeting of the shareholders of each Fund will be held on July 20, 2001, at 10 a.m., Dallas time, at the offices of Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1625 North, Dallas, Texas 75201 for these purposes:

1. To approve or disapprove a new Management Agreement relating to each Fund between the Trust and Undiscovered Managers, LLC.

2. To approve or disapprove a new Sub-Advisory Agreement relating to Undiscovered Managers Behavioral Growth Fund between Undiscovered Managers, LLC and Fuller & Thaler Asset Management, Inc. (formerly known as RJF Asset Management, Inc.).

3. To approve or disapprove a new Sub-Advisory Agreement relating to Undiscovered Managers Behavioral Value Fund between Undiscovered Managers, LLC and Fuller & Thaler Asset Management, Inc.

4. To approve or disapprove a new Sub-Advisory Agreement relating to Undiscovered Managers Hidden Value Fund between Undiscovered Managers, LLC and J.L. Kaplan Associates, LLC.

5. To approve or disapprove a new Sub-Advisory Agreement relating to Undiscovered Managers REIT Fund between Undiscovered Managers, LLC and Bay Isle Financial Corporation.

6. To approve or disapprove a new Sub-Advisory Agreement relating to Undiscovered Managers Small Cap Value Fund between Undiscovered Managers, LLC and J.L. Kaplan Associates, LLC.

7. To approve or disapprove a new Sub-Advisory Agreement relating to Undiscovered Managers Special Small Cap Fund between Undiscovered Managers, LLC and Kestrel Investment Management Corporation.

8. To approve or disapprove a new Sub-Advisory Agreement relating to UM International Equity Fund by and among Undiscovered Managers Funds, Undiscovered Managers, LLC and Nordea Securities, Inc. (formerly known as Unibank Securities, Inc.).

9. To approve or disapprove a new Sub-Advisory Agreement relating to UM International Small Cap Equity Fund by and among Undiscovered Managers Funds, Undiscovered Managers, LLC and Nordea Securities, Inc.

10. To approve or disapprove a new Sub-Advisory Agreement relating to UM Merger & Acquisition Fund between Undiscovered Managers, LLC and J.L. Kaplan Associates, LLC.

11. To approve or disapprove a new Sub-Advisory Agreement relating to UM Small Cap Growth Fund between Undiscovered Managers, LLC and Mazama Capital Management, Inc.

12. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

         Shareholders of each Fund will vote only with regard to matters relating to their own Fund. Shareholders of record at the close of business on June 7, 2001 are entitled to notice of and to vote at the meeting and any adjourned session.

                                            By order of the Board of Trustees,


                                            Patricia L. Duncan
                                            Secretary


[INSERT DATE OF NOTICE]

         PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                 PROXY STATEMENT


                           UNDISCOVERED MANAGERS FUNDS
                              PLAZA OF THE AMERICAS
                             700 NORTH PEARL STREET
                               DALLAS, TEXAS 75201


                  UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
                   UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
                     UNDISCOVERED MANAGERS HIDDEN VALUE FUND
                         UNDISCOVERED MANAGERS REIT FUND
                   UNDISCOVERED MANAGERS SMALL CAP VALUE FUND
                  UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND
                          UM INTERNATIONAL EQUITY FUND
                     UM INTERNATIONAL SMALL CAP EQUITY FUND
                          UM MERGER & ACQUISITION FUND
                            UM SMALL CAP GROWTH FUND
  (the "Funds," and each a series of Undiscovered Managers Funds (the "Trust"))


         The Trustees of Undiscovered Managers Funds (the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of Shareholders of the Funds (the "Meeting"). The Meeting has been called to be held on July 20, 2001 at 10 a.m., Dallas time at the offices of Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1625 North, Dallas, Texas 75201. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about June 14, 2001.

         The items of business that the Trustees expect will come before the Meeting are the approval of a new Management Agreement relating to each Fund (each Fund's new Management Agreement, a "New Management Agreement") between the Trust and Undiscovered Managers, LLC (the "Adviser") and the approval of a new Sub-Advisory Agreement relating to each Fund (each Fund's new Sub-Advisory Agreement, a "New Sub-Advisory Agreement") between the sub-adviser named therein (each Fund's sub-adviser, a "Sub-Adviser") and the Adviser (and, in the case of the New Sub-Advisory Agreement relating to UM International Equity Fund and UM International Small Cap Equity Fund, the Trust).

         The Trustees are proposing a New Management Agreement and a New Sub-Advisory Agreement relating to each Fund because the Management Agreement relating to each Fund and the Sub-Advisory Agreement relating to each Fund that were initially approved or renewed, as applicable, at the Board of Trustees meeting on September 14, 2000 (each such Management Agreement, a "Current Management Agreement," and each such Sub-Advisory Agreement, a "Current Sub-Advisory Agreement") will automatically terminate in the event that the proposed transaction relating to the sale of equity interests of the Adviser that is described below is consummated and deemed to constitute a change of control of the Adviser for purposes of the Investment Company Act of 1940 (the "Investment Company Act"), a federal law that regulates mutual funds such as the Funds. Pursuant to an agreement dated as of May 16, 2001 by and among the Adviser and certain existing and new investors in the Adviser (the "Transaction Agreement"), contingent upon certain conditions which must be either satisfied or waived (which conditions include the approval by each Fund's shareholders of the New Management Agreement and the New Sub-Advisory Agreement relating to such Fund), additional capital will be invested in the Adviser in exchange for certain equity interests in the Adviser, and in connection with such exchange, AMRESCO Commercial Finance, Inc., a current significant equity interest holder in the Adviser ("AMRESCO"), will redeem certain of its interests in the Adviser and will relinquish its right to appoint three (out of the seven) members of the management committee of the Adviser, and Orca Bay Partners, LLC ("Orca Bay Partners"), or one or more entities controlled by Orca Bay Partners, will obtain the right to appoint the three members of the management committee of the Adviser that AMRESCO will relinquish.

         The Investment Company Act provides generally that the advisory agreements of mutual funds automatically terminate when the investment adviser or its parent company undergoes a significant change of ownership or control. The consummation of the proposed changes in ownership and in rights to appoint management committee members of the Adviser that are described above may be deemed to cause such a termination of the Current Management Agreements and the Current Sub-Advisory Agreements. Consequently, the Trustees are asking the shareholders of the Funds to approve the New Management Agreements and the New Sub-Advisory Agreements. The New Management Agreement relating to each Fund is identical to the Current Management Agreement relating to that Fund, except that the effective date of each New Management Agreement will be the date that such New Management Agreement is executed. (This date is expected to occur promptly after approval by a Fund's shareholders of the New Management Agreement relating to such Fund.) The New Sub-Advisory Agreement relating to each Fund is identical to the Current Sub-Advisory Agreement for that Fund, except that (i) the date of each New Sub-Advisory Agreement will be the date that such New Sub-Advisory Agreement is executed, (ii) the reference in each New Sub-Advisory Agreement to the date of the relevant Management Agreement will be updated and (iii) in the New Sub-Advisory Agreements relating to Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers REIT Fund, UM Small Cap Growth Fund, UM International Equity Fund and UM International Small Cap Equity Fund, the first sentence of Section 6 (relating to the calculation of fees payable by the Adviser to those Funds' Sub-Advisers) is clarified by changing the phrase "average net assets" to "average daily net assets." This latter change will make all the New Sub-Advisory Agreements consistent in this regard, but represents no substantive change in the way the sub-advisory fees are calculated or the amount of those fees.

         The Trustees have carefully considered the matters before you and have concluded that it is appropriate to enter into the New Management Agreement and the New Sub-Advisory Agreement relating to each Fund, so that the Adviser and Sub-Advisers can continue to manage each Fund on the same terms as are now in effect.

           Under the Investment Company Act, a Fund cannot enter into a New Management Agreement or a New Sub-Advisory Agreement (other than short-term interim agreements) unless the shareholders of that Fund vote to approve the New Management Agreement or New Sub-Advisory Agreement, as applicable. The Meeting is being held to seek shareholder approval of the New Management Agreements and the New Sub-Advisory Agreements. NO CHANGE IN ANY FEE RATE IS BEING PROPOSED.

         As a precautionary measure, the Trustees have approved interim Management and Sub-Advisory Agreements with respect to each Fund, any one or more of which will take effect in the event that the proposed transaction is consummated and the change of control is deemed to have occurred prior to the shareholders of the relevant Fund approving the New Management Agreement or the New Sub-Advisory Agreement, as applicable, relating to such Fund. (This could happen if the relevant parties to the Transaction Agreement waive the condition in the Transaction Agreement that requires shareholder approval before the proposed transaction is consummated.) In the event that any such interim Management or Sub-Advisory Agreement takes effect, it will continue until the earlier of (i) 150 days after its effectiveness and (ii) the approval of the New Management Agreement or Sub-Advisory Agreement, as applicable, by the shareholders of the relevant Fund. The interim Management and Sub-Advisory Agreements of a Fund are identical to the Current Management and Sub-Advisory Agreements for such Fund except for the date of the agreement and the term, renewal and termination provisions of the agreement.

         The consummation of the proposed transaction is important to the financial condition of the Adviser. In the event that the shareholders of a Fund do not approve the New Management Agreement or the New Sub-Advisory Agreement relating to such Fund or if the transaction is not consummated, then the Trustees will consider what other actions to take in the best interests of the Fund.

         Shareholders of each Fund will vote only with regard to the New Management Agreement and New Sub-Advisory Agreement relating to their own Fund and such other matters relating to their own Fund that properly come before the Meeting and any adjourned session of the Meeting. Each whole share of beneficial interest is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote. Certain Funds have two classes of shares (Institutional Class shares and Investor Class shares). Both classes of shares of these Funds vote together as a single class.

         THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW MANAGEMENT AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT RELATING TO THEIR FUND.

Description of the New Management Agreements

         The New Management Agreement relating to each Fund is identical to the Current Management Agreement relating to that Fund, except that the effective date of each New Management Agreement will be the date that such New Management Agreement is executed. Appendix A to this Proxy Statement sets forth information about the Current Management Agreements, including the dates of the Current Management Agreements and the advisory fee rates under each of the Current and the New Management Agreements. Appendix B to this Proxy Statement contains the form of the Management Agreements. Each Current Management Agreement and each New Management Agreement matches the form in Appendix B, except for the names of the Funds, the dates of the Agreements and the fee arrangements. The next several paragraphs summarize some important provisions of the New Management Agreements (all of which provisions are also in the Current Management Agreements), but for a complete understanding of the Agreements you should read Appendices A and B.

         Each New Management Agreement essentially provides that the Adviser, under the Trustees' supervision, will (1) decide what securities to buy and sell for the relevant Fund's portfolio and (2) select brokers and dealers to carry out portfolio transactions for such Fund. Each New Management Agreement also permits the Adviser to delegate certain of its responsibilities to other parties. (For each Fund, the Adviser has delegated certain responsibilities to that Fund's Sub-Adviser, under the Sub-Advisory Agreement relating to that Fund.)

         Each New Management Agreement provides that it will continue in effect for an initial period of two years from the date of execution. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or the Adviser (these Trustees who are not "interested persons" are referred to in this Proxy Statement as the "Independent Trustees").

         Each New Management Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, on sixty days' written notice to the Adviser, or by the Adviser upon ninety days' written notice to the Trust, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser occurs.

         In addition, each New Management Agreement will automatically terminate if the Adviser requires the relevant Fund to change its name so as to eliminate all references to the words "Undiscovered Managers" (and, with respect to UM International Small Cap Equity Fund, UM International Equity Fund, UM Merger & Acquisition Fund and UM Small Cap Growth Fund, the letters "UM") unless the continuance of such New

Management Agreement after such change is approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

         Each New Management Agreement provides that the Adviser will not be liable to the relevant Fund or its shareholders or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services under the applicable New Management Agreement, except for liability arising from the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Description of the New Sub-Advisory Agreements

         The New Sub-Advisory Agreement relating to each Fund is identical to the Current Sub-Advisory Agreement for that Fund, except that (i) the date of each New Sub-Advisory Agreement will be the date that such New Sub-Advisory Agreement is executed, (ii) the reference in each New Sub-Advisory Agreement to the date of the relevant Management Agreement will be updated and (iii) in the New Sub-Advisory Agreements relating to Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers REIT Fund, UM Small Cap Growth Fund, UM International Equity Fund and UM International Small Cap Equity Fund, the first sentence of Section 6 will be clarified by changing the phrase "average net assets" to "average daily net assets." The Current Sub-Advisory Agreements relating to the other Funds already make reference to "average daily net assets" in the first sentence of Section 6. Appendix C to this Proxy Statement sets forth information about the Current Sub-Advisory Agreements, including the dates of the Current Sub-Advisory Agreements and the advisory fee rates under each of the Current and the New Sub-Advisory Agreements. Appendix D to this Proxy Statement contains the form of the Sub-Advisory Agreement relating to each of Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers Hidden Value Fund, Undiscovered Managers REIT Fund, Undiscovered Managers Small Cap Value Fund, Undiscovered Managers Special Small Cap Fund, UM Merger & Acquisition Fund and UM Small Cap Growth Fund. Appendix E to this Proxy Statement contains the form of the Sub-Advisory Agreement relating to each of UM International Equity Fund and UM International Small Cap Equity Fund. Each Current Sub-Advisory Agreement and each New Sub-Advisory Agreement matches in all material respects the form in Appendix D or Appendix E, as applicable, except for the names of the Funds, the dates of the Agreements and the Management Agreements referenced therein, the fee rates, and several other provisions as described below. The next several paragraphs summarize some important provisions of the New Sub-Advisory Agreements, but for a complete understanding of the Agreements you should read Appendices C and D or E, as applicable.

         Each New Sub-Advisory Agreement essentially provides that the relevant Sub-Adviser, under the Adviser's supervision, will (1) manage the investment and reinvestment of the assets of the relevant Fund, (2) decide what securities to buy and sell for such Fund's portfolio, and (3) select brokers and dealers to carry out portfolio transactions for such Fund.

         Each New Sub-Advisory Agreement provides that it will continue in effect for an initial period of two years from its date of execution. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust, the Adviser or the relevant Sub-Adviser.

         Each New Sub-Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund on sixty days' written notice to the Sub-Adviser, and certain of the Sub-Advisory Agreements may be terminated by the relevant Sub-Adviser under certain circumstances (for a description of such circumstances, see below).

         Each New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable to the Adviser, the Trust, the relevant Fund or its shareholders for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered under such Agreement, except for liability arising from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         The New Sub-Advisory Agreement relating to each Fund, as stated above, is identical to the Current Sub-Advisory Agreement for such Fund, except that they have different effective dates, the references to the date of the relevant Management Agreement has been updated, and in certain of the New Sub-Advisory Agreements, the reference to "average net assets" has been changed to "average daily net assets" in the first sentence of Section 6.

         In addition to the differences described above and the nonmaterial differences that exist between the form of Sub-Advisory Agreement set forth in Exhibit D and the form of Sub-Advisory Agreement set forth in Exhibit E, the New Sub-Advisory Agreements also differ from one another in the following ways:

Termination Provisions

         In addition to the termination provisions described above:

         o Under the New Sub-Advisory Agreements relating to Undiscovered Managers Behavioral Growth Fund and Undiscovered Managers Special Small Cap Fund, the Sub-Adviser may terminate the Agreement at any time on or before December 31, 2004 on 180 days' written notice to both the Adviser and the Trust provided that the Adviser consents in writing to such termination. Further, the Sub-Adviser may terminate the New Sub-Advisory Agreement on 180 days' written notice to both the Adviser and the Trust at any time after December 31, 2004. Under the New Sub-Advisory Agreement relating to Undiscovered Managers Behavioral Value Fund, the Sub-Adviser may terminate the New Sub-Advisory Agreement at any time on or before December 31, 2005 on 180 days' written notice to both the Adviser and the Trust provided that the Adviser consents in writing to such termination. Further, the Sub-Adviser may terminate the New Sub-Advisory Agreement on 180 days' written notice to both the Adviser and the Trust at any time after December 31, 2005. With respect to the New Sub-Advisory Agreements relating to the other Funds, the applicable Sub-Adviser has no right to terminate the Agreement.

         o Each New Sub-Advisory Agreement also terminates automatically in the event of its "assignment" as defined in the Investment Company Act, except that the New Sub-Advisory Agreements relating to UM International Equity Fund and UM International Small Cap Equity Fund specify that they terminate automatically only upon assignment by the Sub-Adviser.

Non-Exclusivity

         The New Sub-Advisory Agreements relating to UM Merger & Acquisition Fund, Undiscovered Managers Small Cap Value Fund and Undiscovered Managers Hidden Value Fund provide that "The Sub-Adviser shall have no obligation to acquire for the [Fund] a position in any investment that the Sub-Adviser or any of its managers, members, officers, employees or agents holds, has acquired or is acquiring for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Sub-Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that, to the extent practical, such opportunities will be allocated among clients over a reasonable period of time on a fair and equitable basis." The comparable section of the New Sub-Advisory Agreements relating to Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers Special Small Cap Fund, Undiscovered Managers REIT Fund, UM Small Cap Growth Fund, UM International Equity Fund and UM International Small Cap Equity Fund contains a provision permitting trading activity by the Sub-Adviser for non-Fund accounts provided that "such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under [the New Sub-Advisory Agreement]."

Basis for the Trustees' Recommendation

         The Trustees determined at a meeting held on June 7, 2001 to recommend that each Fund's shareholders vote to approve the New Management Agreement and the New Sub-Advisory Agreement relating to their Fund.

         In coming to this recommendation, the Trustees considered a wide range of information, including the type of information they regularly consider when determining whether to continue a Fund's management agreement and sub-advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

         o the Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

         o the extent to which the transactions contemplated by the Transaction Agreement, including the additional capital that will become available to the Adviser if those transactions are consummated, will enhance the Adviser's resources;

         o each Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

         o the terms of the relevant management agreements (in this case, the New Management Agreements);

         o the terms of the relevant sub-advisory agreements (in this case, the New Sub-Advisory Agreements);

         o the scope and quality of the services that the Adviser has been providing to the Funds;

         o the scope and quality of the services that each Sub-Adviser has been providing to the applicable Fund(s);

         o the investment performance of the Funds and of similar funds managed by other advisers and sub-advisers;

         o the advisory fee rates payable to the Adviser by the Funds and to the Sub-Advisers by the Adviser, and payable by similar funds managed by other advisers (Appendix F to this Proxy Statement contains information comparing, as applicable, a Fund's sub-advisory fee schedule to the fee schedule for other funds managed by a Fund's Sub-Adviser that have investment objectives similar to those of the relevant Fund); and

         o the total expense ratios of the Funds and of similar funds managed by other advisers.

         After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Management Agreement and the New Sub-Advisory Agreement relating to each Fund and to recommend that each Fund's shareholders vote to approve the New Management Agreement and the New Sub-Advisory Agreement relating to their Fund.

Information About the Trust

         The Trust is a diversified, open-end management investment company organized in 1997 as a business trust under the laws of Massachusetts. The Trust is a series type company with ten investment portfolios. The address of the Trust is Plaza of the Americas, 700 North Pearl Street, Dallas, Texas 75201.

Information About the Adviser, Sub-Advisers and Administrator

         Names and Addresses of the Adviser, the Sub-Advisers and Administrator Undiscovered Managers, LLC is the investment adviser and administrator of each of the

Funds. Each Fund's investment portfolio is managed on a day-to-day basis by the Fund's Sub-Adviser, under the general oversight of the Adviser and the Board of Trustees of the Trust. The address of the Adviser is Plaza of the Americas, 700 North Pearl Street, Dallas, Texas 75201. Fuller & Thaler Asset Management, Inc., 411 Borel Avenue, Suite 402, San Mateo, California 94402, is the Sub-Adviser to Undiscovered Managers Behavioral Growth Fund and Undiscovered Managers Behavioral Value Fund. J.L. Kaplan Associates, LLC, 222 Berkeley Street, Suite 2010, Boston, Massachusetts 02116, is the Sub-Adviser to Undiscovered Managers Small Cap Value Fund, UM Merger & Acquisition Fund and Undiscovered Managers Hidden Value Fund. Bay Isle Financial Corporation, 160 Sansome Street, 17th Floor, San Francisco, California 94104, is the Sub-Adviser to Undiscovered Managers REIT Fund. Kestrel Investment Management Corporation, 411 Borel Avenue, Suite 403, San Mateo, California 94402, is the Sub-Adviser to Undiscovered Managers Special Small Cap Fund. Nordea Securities, Inc., 13-15 West 54th Street, New York, New York 10019, is the Sub-Adviser to UM International Equity Fund and UM International Small Cap Equity Fund. Mazama Capital Management, Inc., One SW Columbia, Suite 1860, Portland, Oregon 97258, is the Sub-Adviser to UM Small Cap Growth Fund. The Adviser has contracted with PFPC Inc. to provide sub-administration services to the Funds. The address of PFPC Inc. is 4400 Computer Drive, Westborough, Massachusetts 01581.

         Principal Underwriter's Name and Address The address of the Funds' principal underwriter, PFPC Distributors, Inc., is 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

         Undiscovered Managers, LLC - The Adviser Undiscovered Managers, LLC is the Adviser to each Fund. The names, addresses and occupations of its principal executive officer and management committee members are listed below.

    Name                            Address                             Occupation
    ----                            -------                             ----------

Mark P. Hurley             Undiscovered Managers, LLC             Chairman and Chief
Chairman, CEO and          Plaza of the Americas                  Executive Officer of
Management                 700 North Pearl Street                 Undiscovered
Committee Member           Dallas, TX  75201                      Managers, LLC

Keith Blackwell            AMRESCO, INC.                          President, General
Management Committee       Plaza of the Americas                  Counsel and Secretary
Member                     700 North Pearl Street                 of AMRESCO, INC.
                           Dallas, TX 75201

Randolph E. Brown          AMRESCO, INC.                          Chairman and Chief
Management Committee       Plaza of the Americas                  Executive Officer of
Member                     700 North Pearl Street                 AMRESCO, INC.
                           Dallas, TX 75201

R. James Ellis             Mill River Corporation                 President, Secretary
Management Committee       1700 S. El Camino Real, Suite 502      and Director of
Member                     San Mateo, California 94402            Mill River Corporation

Thomas F. O'Toole          Undiscovered Managers, LLC             Retired
Management Committee       Plaza of the Americas
Member                     700 North Pearl Street
                           Dallas, TX 75201

Harris Weinstein           Covington & Burling                    Partner at Covington &
Management Committee       1201 Pennsylvania Avenue               Burling
Member                     8th Floor
                           Washington, D.C. 20004

         Fuller & Thaler Asset Management, Inc. Fuller & Thaler Asset Management, Inc. is the Sub-Adviser to Undiscovered Managers Behavioral Growth Fund and Undiscovered Managers Behavioral Value Fund. The names, addresses and occupations of its principal executive officer and directors are listed below.

    Name                                    Address                         Occupation
    ----                                    -------                         ----------

Russell J. Fuller                   Fuller & Thaler Asset              President and
President and                       Management, Inc.                   Chief Investment
Director                            411 Borel Avenue                   Officer of Fuller &
                                    Suite 402                          Thaler Asset
                                    San Mateo, CA 94402                Management, Inc.

Anne Fuller                         Fuller & Thaler Asset              Retired
Director                            Management, Inc.
                                    411 Borel Avenue
                                    Suite 402
                                    San Mateo, CA 94402

John L. Kling                       Fuller & Thaler Asset              Senior Vice President of
Director                            Management, Inc.                   Fuller & Thaler Asset
                                    411 Borel Avenue                   Management, Inc.
                                    Suite 402
                                    San Mateo, CA 94402

Frederick W. Stanske                Fuller & Thaler Asset              Senior Vice President of
Director                            Management, Inc.                   Fuller & Thaler Asset
                                    411 Borel Avenue                   Management, Inc.
                                    Suite 402
                                    San Mateo, CA 94402

Richard Thaler                      University of Chicago              Professor of
Director                            Graduate School of Business        Behavioral Science
                                    1101 East 58th Street              and Economics at
                                    Chicago, IL 60637                  University of Chicago


         Kestrel Investment Management Corporation Kestrel Investment Management Corporation is the Sub-Adviser to Undiscovered Managers Special Small Cap Fund. The names, addresses and occupations of its principal executive officer and directors are listed below.

    Name                            Address                         Occupation
    ----                            -------                         ----------

David J. Steirman          Kestrel Investment Management      President of Kestrel
President and              Corporation                        Investment
Director                   411 Borel Avenue                   Management
                           Suite 403                          Corporation
                           San Mateo, CA 94402

Abbott J. Keller           Kestrel Investment Management      Chief Investment
Director                   Corporation                        Officer of Kestrel
                           411 Borel Avenue                   Investment
                           Suite 403                          Management
                           San Mateo, CA 94402                Corporation

         Bay Isle Financial Corporation Bay Isle Financial Corporation is the Sub-Adviser to Undiscovered Managers REIT Fund. The names, addresses and occupations of its principal executive officer and directors are listed below.

    Name                                      Address                              Occupation
    ----                                      -------                              ----------

Gary G. Pollock                     Bay Isle Financial Corporation              President of Bay Isle
President and                       160 Sansome Street                          Financial Corporation
Director                            17th Floor
                                    San Francisco, CA 94104

William F.K. Schaff                 Bay Isle Financial Corporation              Chief Investment
Director                            160 Sansome Street                          Officer of Bay Isle
                                    17th Floor                                  Financial Corporation
                                    San Francisco, CA 94104

Ralph L. Block                      Bay Isle Financial Corporation              Vice President of Bay
Director                            160 Sansome Street                          Isle Financial
                                    17th Floor                                  Corporation
                                    San Francisco, CA 94104

         J.L. Kaplan Associates, LLC J.L. Kaplan Associates, LLC is the Sub-Adviser to Undiscovered Managers Small Cap Value Fund, Undiscovered Managers Hidden Value Fund and UM Merger & Acquisition Fund. The name, address and occupation of its principal executive officer are listed below. J.L. Kaplan Associates, LLC has no directors.

    Name                                    Address                               Occupation
    ----                                    -------                               ----------

James L. Kaplan                     J.L. Kaplan Associates, LLC                 President of J.L.
Member                              222 Berkeley Street                         Kaplan Associates, LLC
                                    Suite 2010
                                    Boston, MA  02116


         Nordea Securities, Inc. Nordea Securities, Inc. is the Sub-Adviser to UM International Equity Fund and UM International Small Cap Equity Fund. The names, addresses and occupations of its principal executive officer and directors are listed below.

    Name                                    Address                               Occupation
    ----                                    -------                               ----------

Henrik Bak                          Nordea Securities, Inc.                     President of Nordea
President and                       13-15 West 54th Street                      Securities, Inc.
Director                            New York, NY  10019

Peter Vilhelm Caroe                 Nordea Securities, Inc.                     General Manager of
Chairman of the Board               13-15 West 54th Street                      Nordea Securities, Inc.
                                    New York, NY 10019

Christian Clausen                   Nordea A/S                                  Managing Director of
Director                            2 Torvegade                                 Nordea A/S
                                    DK-1786
                                    Copenhagen, Denmark

Nordea Securities, Inc. also acts as a sub-adviser to [Insert Number] mutual funds unrelated to the Funds. The details of these sub-advisory relationships are set forth in Appendix F.

         Mazama Capital Management, Inc. Mazama Capital Management, Inc. is the Sub-Adviser to UM Small Cap Growth Fund. The names, addresses and occupations of its principal executive officer and directors are listed below.

    Name                                    Address                               Occupation
    ----                                    -------                               ----------

Ronald A. Sauer                     Mazama Capital Management, Inc.             President of Mazama
Chairman                            One SW Columbia                             Capital Management,
                                    Suite 1860                                  Inc.
                                    Portland, OR 97258

Brian P. Alfrey                     Mazama Capital Management, Inc.             Vice President and
Director                            One SW Columbia                             Chief Operating
                                    Suite 1860                                  Officer of Mazama
                                    Portland, OR 97258                          Capital Management,
                                                                                Inc.

Helen M. Degener                    The Mathes Company, LLC                     Vice President of  The
Director                            230 Park Avenue                             Mathes Company, LLC
                                    New York, NY 10169

Mazama Capital Management, Inc. also acts as a sub-adviser to two mutual funds unrelated to the Funds. The details of these sub-advisory relationships are set forth in Appendix F.

Fees Paid to the Adviser and Each Sub-Adviser During the Last Fiscal Year of the Funds

For the fiscal year of the Funds ended August 31, 2000, the following aggregate fees were paid by the Trust to the Adviser and by the Adviser to the applicable Sub-Adviser for each Fund listed:


                                                                           Fees Paid     Fees Paid to
Fund                                                  Sub-Adviser          to Adviser    Sub-Adviser by Adviser
----                                                  -----------          ----------    ----------------------

Undiscovered Managers Behavioral Growth Fund          Fuller & Thaler      $1,971,850          $1,229,391
Undiscovered Managers Behavioral Value Fund           Fuller & Thaler      $  113,164          $   75,513
Undiscovered Managers Hidden Value Fund               J.L. Kaplan          $   33,672          $   21,292
Undiscovered Managers REIT Fund                       Bay Isle             $  319,695          $  213,012
Undiscovered Managers Small Cap Value Fund            J.L. Kaplan          $  293,588          $  195,644
Undiscovered Managers Special Small Cap Fund          Kestrel              $  117,614          $   52,672
UM International Equity Fund                          Nordea               $  111,269          $   70,306
UM International Small Cap Equity Fund                Nordea               $  158,914          $  110,603
UM Merger & Acquisition Fund*                         J.L. Kaplan                  --                  --
UM Small Cap Growth Fund*                             Mazama                       --                  --



* UM Merger & Acquisition Fund and UM Small Cap Growth Fund commenced operations after August 31, 2000.

Ownership of Adviser and Sub-Advisers

         The persons listed below held ownership interests of 10% or greater in the Adviser as of May 31, 2001 as follows:


Interest Holder                                         Percentage Held
---------------                                         ---------------

Mark P. Hurley                                          36.25%
AMRESCO Commercial Finance, Inc.                        36.25%

The address of each of Mr. Hurley and AMRESCO Commercial Finance, Inc. is Plaza of the Americas, 700 North Pearl Street, Dallas, Texas 75201

         The persons or entities listed below held ownership interests of 10% or greater in the applicable Sub-Adviser as of May 31, 2001 as follows:

Sub-Adviser                                 Interest holder            Percentage held
-----------                                 ---------------            ---------------
Mazama Capital Management, Inc.             Ronald A. Sauer            69.08%
One SW Columbia, Suite 1860
Portland, Oregon 97258

Fuller & Thaler Asset Management, Inc.      Russell J. Fuller          68%
411 Borel Avenue, Suite 402
San Mateo, California 94402

J. L. Kaplan Associates, LLC                James L. Kaplan            100%
222 Berkeley Street, Suite 2010
Boston, Massachusetts 02116

Kestrel Investment Management               David J. Steirman          50%
 Corporation                                Abbott J. Keller           50%
411 Borel Avenue, Suite 403
San Mateo, California 94402

Nordea Securities, Inc.                     Unicorp, Inc.              100%
13-15 West 54th Street                      Nordea A/S                 100% of Unicorp
New York, New York 10019                    Unidanmark A/S             100% of Nordea A/S

Bay Isle Financial Corporation              William F.K. Schaff        51%
160 Sansome Street, 17th Floor              Gary G. Pollock            49%
San Francisco, California 94104

For each holder of a 10% or greater interest in each Sub-Adviser, their address is c/o the Sub-Adviser at the address listed for that Sub-Adviser.

Certain Trustees and Officers of the Trust

         The following persons who are Trustees or officers of the Trust are also officers, employees or shareholders of the Adviser:

         Mark Hurley is a Trustee and the President of the Trust as well as the Chairman and Chief Executive Officer and a controlling member of the Adviser. Patricia Duncan is the Secretary and Treasurer of the Trust as well as an employee of the Adviser. Ms. Duncan also holds certain non-voting interests in the Adviser.

Outstanding Shares and Significant Shareholders

         Appendix G to this Proxy Statement lists for each Fund the total number of shares outstanding as of May 31, 2001 for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Funds of the Trustees and the executive officers of the Funds as of that date.

ANNUAL REPORT

         THE FUNDS HAVE PREVIOUSLY SENT THEIR ANNUAL REPORT, DATED AUGUST 31, 2000, AND THEIR SEMI-ANNUAL REPORT, DATED APRIL 30, 2001, TO THEIR SHAREHOLDERS. YOU CAN

OBTAIN A COPY OF THE ANNUAL REPORT AND SEMI-ANNUAL REPORT WITHOUT CHARGE BY WRITING TO UNDISCOVERED MANAGERS, LLC, ATTN: SECRETARY, PLAZA OF THE AMERICAS, 700 NORTH PEARL STREET, SUITE 1700, DALLAS, TEXAS 75201 OR BY CALLING 1-888-242-3514.

Information About Proxies and the Conduct of the Meeting

         Solicitation of Proxies Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of the Adviser. [In addition,
[                   ] has been engaged to assist in the solicitation of proxies, at an estimated cost of $_______.]

         Costs of Solicitation All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by the Adviser. None of these costs will be borne by the Funds.

         Voting and Tabulation of Proxies Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant New Management Agreements and New Sub-Advisory Agreements. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Funds, by properly executing and submitting a later-dated proxy (provided the later-dated proxy is received by the Trust prior to the Meeting) or by attending the Meeting and voting in person.

         Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). Forty percent (40%) of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

         Required Vote For each Fund, the vote required to approve the New Management Agreement and the New Sub-Advisory Agreement is the lesser of (1) 67% of the shares of that Fund that are present or represented at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained to approve the New Management Agreement or the New Sub-Advisory Agreement relating to one or more Funds, the Trustees will consider what other actions to take in the best interests of such Funds.

         Adjournments; Other Business If any Fund has not received enough votes by the time of the Meeting to approve that Fund's New Management Agreement or New Sub-Advisory Agreement, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment those proxies that they are entitled to vote in favor of the relevant proposal that has not been adopted. They will vote against any such adjournment any proxy that directs them to vote against the relevant proposal that has not been adopted. They will not vote any proxy that directs them to abstain from voting on the relevant proposal that has not been adopted.

         The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Management Agreements and the New Sub-Advisory Agreements. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

         Shareholder Proposals at Future Meetings The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Trust in writing a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

                                                                      APPENDIX A



                              MANAGEMENT
                              FEE RATE                             DESCRIPTION OF TRUSTEE
                              SCHEDULE                             ACTION REGARDING CURRENT
                              (UNDER CURRENT      DATE OF          MANAGEMENT AGREEMENT        DATE OF LAST SUBMISSION
                              AND NEW             CURRENT          SINCE BEGINNING OF FUND'S   OF CURRENT MANAGEMENT AGREEMENT
                              MANAGEMENT          MANAGEMENT       LAST FISCAL YEAR            FOR SHAREHOLDER VOTE AND REASON
NAME OF FUND                  AGREEMENTS)         AGREEMENT                                    FOR SUBMISSION
----------------------------- ------------------- ---------------- --------------------------- ------------------------------------
Undiscovered Managers         0.95% of the        12/22/97         On each of September 16,    On December 29, 1997, the initial
Behavioral Growth Fund        average daily net                    1999, and September 14,     shareholder of the Fund approved
                              assets of the Fund                   2000, the Trustees          the Current Management Agreement
                                                                   approved the renewal of     as part of the initial approval of
                                                                   the Current Management      the advisory relationships of the
                                                                   Agreement.                  Fund.

Undiscovered Managers                             12/29/97         On each of September 16,    On December 29, 1997, the initial
Special Small Cap Fund        *                                    1999, and September 14,     shareholder of the Fund approved
                                                                   2000, the Trustees          the Current Management Agreement
                                                                   approved the renewal of     as part of the initial approval of
                                                                   the Current Management      the advisory relationships of the
                                                                   Agreement.                  Fund.

Undiscovered Managers Small   1.05% of the        12/22/97         On each of September 16,    On December 29, 1997, the initial
Cap Value Fund                average daily net                    1999, and September 14,     shareholder of the Fund approved
                              assets of the Fund                   2000, the Trustees          the Current Management Agreement
                                                                   approved the renewal of     as part of the initial approval of
                                                                   the Current Management      the advisory relationships of the
                                                                   Agreement.                  Fund.

Undiscovered Managers REIT    1.05% of the        12/22/97         On each of September 16,    On December 29, 1997, the initial
Fund                          average daily net                    1999, and September 14,     shareholder of the Fund approved
                              assets of the Fund                   2000, the Trustees          the Current Management Agreement
                                                                   approved the renewal of     as part of the initial approval of
                                                                   the Current Management      the advisory relationships of the
                                                                   Agreement.                  Fund.

Undiscovered Managers         0.95% of the        12/22/97         On each of September 16,    On December 29, 1997, the initial
Hidden Value Fund             average daily net                    1999, and September 14,     shareholder of the Fund approved
                              assets of the Fund                   2000, the Trustees          the Current Management Agreement
                                                                   approved the renewal of     as part of the initial approval of
                                                                   the Current Management      the advisory relationships of the
                                                                   Agreement.                  Fund.

Undiscovered Managers         1.05% of the        12/24/98         On September 14, 2000,      On December 28, 1998, the initial
Behavioral Value Fund         average daily net                    the Trustees approved the   shareholder of the Fund approved
                              assets of the Fund                   renewal of the Current      the Current Management Agreement
                                                                   Management Agreement.       as part of the initial approval of
                                                                                               the advisory relationships of the
                                                                                               Fund.

UM Small Cap Growth Fund      0.95% of the        09/29/00         On September 14, 2000,      On September 29, 2000, the initial
                              average daily net                    the Trustees approved the   shareholder of the Fund approved
                              assets of the Fund                   Current Management          the Current Management Agreement
                                                                   Agreement as part of the    as part of the initial approval of
                                                                   initial approval of the     the advisory relationships of the
                                                                   advisory relationships of   Fund.
                                                                   the Fund.

UM Merger & Acquisition Fund  0.95% of the        09/29/00         On September 14, 2000,      On September 29, 2000, the initial
                              average daily net                    the Trustees approved the   shareholder of the Fund approved


                              MANAGEMENT
                              FEE RATE                             DESCRIPTION OF TRUSTEE
                              SCHEDULE                             ACTION REGARDING CURRENT
                              (UNDER CURRENT      DATE OF          MANAGEMENT AGREEMENT        DATE OF LAST SUBMISSION
                              AND NEW             CURRENT          SINCE BEGINNING OF FUND'S   OF CURRENT MANAGEMENT AGREEMENT
                              MANAGEMENT          MANAGEMENT       LAST FISCAL YEAR            FOR SHAREHOLDER VOTE AND REASON
NAME OF FUND                  AGREEMENTS)         AGREEMENT                                    FOR SUBMISSION
----------------------------- ------------------- ---------------- --------------------------- ------------------------------------
                              assets of the Fund                   Current Management          the Current Management Agreement
                                                                   Agreement as part of the    as part of the initial approval of
                                                                   initial approval of the     the advisory relationships of the
                                                                   advisory relationships of   Fund.
                                                                   the Fund.

UM International Small Cap    1.15% of the        12/30/98         On September 14, 2000,      On December 30, 1998, the initial
Equity Fund                   average daily net                    the Trustees approved the   shareholder of the Fund approved
                              assets of the Fund                   renewal of the Current      the Current Management Agreement
                                                                   Management Agreement.       as part of the initial approval of
                                                                                               the advisory relationships of the
                                                                                               Fund.

UM International Equity Fund  0.95% of the        12/30/98         On September 14, 2000,      On December 30, 1998, the initial
                              average daily net                    the Trustees approved the   shareholder of the Fund approved
                              assets of the Fund                   renewal of the Current      the Current Management Agreement
                                                                   Management Agreement.       as part of the initial approval of
                                                                                               the advisory relationships of the
                                                                                               Fund.


* The Trust pays the Adviser compensation, with respect to each calendar quarter, at a rate equal to the annual percentage rate of the average daily net assets of the Fund during such quarter that is determined by adding to (or subtracting from) 1.15% one-fifth of the number of basis points by which the total return of the Fund (expressed as a percentage, and calculated before giving effect to the Fund's expenses) during the one-year period ending at the end of such quarter exceeds (or falls short of) the total return (on a dividends-reinvested basis, and expressed as a percentage) of the Russell 2000 Index during the one-year period ending at the end of such quarter. (A basis point is one one-hundredth of a percentage point.) The fee rate may not exceed the annual rate of 1.65% of such average daily net assets nor may it be less than 0.65% of such average daily net assets.

                                                                      APPENDIX B
                          FORM OF MANAGEMENT AGREEMENT


                    UNDISCOVERED MANAGERS [INSERT NAME] FUND

                              MANAGEMENT AGREEMENT

         AGREEMENT made this [insert] day of [insert month/year] by and between UNDISCOVERED MANAGERS FUNDS, a Massachusetts business trust (the "Fund"), with respect to its [insert name] series (the "Series"), and UNDISCOVERED MANAGERS, LLC, a Delaware limited liability company (the "Manager").

                                   WITNESSETH:

         WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

         NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

         1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof), subject to the authority of the Manager to delegate certain of its responsibilities hereunder to other parties as provided in Section 1(b) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by Section 1(b) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                  (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager.

                  (c) In the event that the Manager delegates to one or more Sub-Advisers all or part of its responsibilities hereunder with respect to the provision of Portfolio Management Services, the Manager hereby agrees to furnish to the Fund the following services ("Oversight Services"):

                  (i) supervision and oversight of each Sub-Adviser's provision of Portfolio Management Services with respect to the Series;

                  (ii) periodic evaluation of the Portfolio Management Services provided by each Sub-Adviser, and of the investment performance of the Series;

                  (iii) advice to and consultation with the Board of Trustees of the Fund with respect to matters relating to the investment operations of the Series, including matters relating to the selection, evaluation, retention and possible termination of each Sub-Adviser; and

                  (iv) regular reporting to the Board of Trustees of the Fund with respect to the foregoing matters.

         2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

                  (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

                  (b) taking such steps as are necessary to implement the investment policies of the Series by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

                  (c) regularly reporting to the Board of Trustees of the Fund with respect to the implementation of the investment policies of the Series.

         3. Nothing in this Agreement shall require the Manager to bear, or to reimburse the Fund for:

                  (a) office space, office supplies, facilities and equipment for the Fund;

                  (b) executive and other personnel for managing the affairs of the Fund, other than for the provision of (1) Portfolio Management Services and (2) Oversight Services (if the Manager shall have delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);

                  (c) any of the costs of printing and mailing the items referred to in Sub-Section (p) of this Section 3;

                  (d) any of the costs of preparing, printing and distributing sales literature;

                  (e) compensation of trustees of the Fund who are not directors, officers or employees of the Manager or of any affiliated person (other than a registered investment company) of the Manager;

                  (f) registration, filing and other fees in connection with requirements of regulatory authorities;

                  (g) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

                  (h) charges and expenses of independent accountants retained by the Fund;

                  (i) charges and expenses of any transfer agents and registrars appointed by the Fund;

                  (j) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

                  (k) taxes and fees payable by the Fund to federal, state or other governmental agencies;

                  (l) any cost of certificates representing shares of the Fund;

                  (m) legal fees and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with federal and state regulatory authorities;

                  (n) expenses of meetings of shareholders and trustees of the Fund;

                  (o) interest, including interest on borrowings by the Fund;

                  (p) the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and

                  (q) the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

         4. All activities undertaken by the Manager or any Sub-Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

         5. The services to be provided by the Manager and any Sub-Adviser hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

         [SECTION 6 OF NEW MANAGEMENT AGREEMENTS RELATING TO ALL FUNDS OTHER THAN UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND:]

         6. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of [insert amount]% of the average daily net assets of the Series (or such lesser amount as the Manager may from time to time agree to receive). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series. [FOR MANAGEMENT FEE RATES SEE APPENDIX A TO THE PROXY STATEMENT.]

         [SECTION 6 OF NEW MANAGEMENT AGREEMENT RELATING TO UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND:]

         6. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the Performance Fee Rate (or such lesser amount as the Manager may from time to time agree to receive). As used in this Agreement, "Performance Fee Rate" shall mean, with respect to each calendar quarter, the annual percentage rate of the average daily net assets of the Series during such quarter that is determined by adding to (or subtracting from) 1.15% one-fifth of the number of basis points by which the total return of the Series (expressed as a percentage, and calculated before giving effect to the Series's expenses) during the one-year period ending at the end of such quarter exceeds (or falls short of) the Benchmark (as hereinafter defined), provided, however, that such fee rate shall in no event exceed the annual rate of 1.65% of such average daily net assets and shall in no event be less than 0.65% of such average daily net assets; and provided further that, until the end of the first calendar quarter that ends on or after the 364th day following commencement of the Series's investment operations, the Performance Fee Rate shall be the annual rate of 1.15% of the average daily net assets of the Series. As used in this Agreement, "Benchmark" shall mean, with respect to the calculation of the Performance Fee Rate following the end of each calendar quarter, the total return (on a dividends-reinvested basis, and expressed as a percentage) of the Russell 2000 Index during the one-year period ending at the end of such quarter.

         Such compensation shall be payable within thirty days after the end of each calendar quarter. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

         7. It is understood that any of the shareholders, trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the partnership agreement of the Manager or specific provisions of applicable law.

         [SECTION 8 OF NEW MANAGEMENT AGREEMENT RELATING TO UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND, UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND, UNDISCOVERED MANAGERS HIDDEN VALUE FUND, UNDISCOVERED MANAGERS REIT FUND, UNDISCOVERED MANAGERS SMALL CAP VALUE FUND AND UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND:]

         8. The Fund acknowledges that, as between the Fund and the Manager, the Manager owns and controls the name "Undiscovered Managers." The Manager consents to the use by the Fund of the name "Undiscovered Managers Funds" and by the Series of the name "[insert name] Fund" or any other name embodying the words "Undiscovered Managers," in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and (ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Fund and the Series to use said words as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize others to use, said words, and the Fund agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the Manager made at any time after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the words "Undiscovered" and "Managers" and will not thereafter transact any business in a name containing the words "Undiscovered" or "Managers" in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the words "Undiscovered" or "Managers" or any other reference to the Manager. Such covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.

         [SECTION 8 OF NEW MANAGEMENT AGREEMENT RELATING TO UM INTERNATIONAL EQUITY FUND, UM INTERNATIONAL SMALL CAP EQUITY FUND, UM MERGER & ACQUISITION FUND AND UM SMALL CAP GROWTH FUND:]

         8. The Fund acknowledges that, as between the Fund and the Manager, the Manager owns and controls the names "Undiscovered Managers" and "UM." The Manager consents to the use by the Fund of the name "Undiscovered Managers Funds" and by the Series of the name "UM [insert name] Fund" or any other name embodying the words "Undiscovered Managers" or the letters "UM," in such forms as the Manager shall in writing approve, but only on condition and so long as
(i) this Agreement shall remain in full force and (ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such names shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Fund and the Series to use said words and letters as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize others to use, said words and letters, and the Fund agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words and letters). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the Manager made at any time after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the words "Undiscovered" and "Managers" and to the letters "UM," and will not thereafter transact any business in a name containing the words "Undiscovered" or "Managers" or the letters "UM" in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the words "Undiscovered" or "Managers" or the letters "UM" or any other reference to the Manager. Such covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.

         9. This Agreement shall become effective as of the date of its execution, and

                  (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

                  (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

                  (c) this Agreement shall automatically terminate in the event of its assignment;

                  (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund; and

         [SECTION 9(e) OF NEW MANAGEMENT AGREEMENT RELATING TO UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND, UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND, UNDISCOVERED MANAGERS HIDDEN VALUE FUND, UNDISCOVERED MANAGERS REIT FUND, UNDISCOVERED MANAGERS SMALL CAP VALUE FUND AND UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND:]

                  (e) if the Manager requires the Fund or the Series to change its name so as to eliminate all references to the words "Undiscovered Managers," this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

         [SECTION 9(e) OF NEW MANAGEMENT AGREEMENT RELATING TO UM INTERNATIONAL EQUITY FUND, UM INTERNATIONAL SMALL CAP EQUITY FUND, UM MERGER & ACQUISITION FUND AND UM SMALL CAP GROWTH FUND:]

                  (e) if the Manager requires the Fund or the Series to change its name so as to eliminate all references to the words "Undiscovered Managers" or the letters "UM," this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.


         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

         10. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

         11. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

         12. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


UNDISCOVERED MANAGERS FUNDS
on behalf of its [insert name] Fund series



By:
    -----------------------------
     Name:
     Title:


UNDISCOVERED MANAGERS, LLC



By:
    -----------------------------
     Name:
     Title:




                                     NOTICE

         A copy of the Agreement and Declaration of Trust establishing Undiscovered Managers Funds (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's [insert name] Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                      APPENDIX C

                              SUB-ADVISORY
                              FEE RATE                              DESCRIPTION OF TRUSTEE        DATE OF LAST SUBMISSION OF
                              SCHEDULE                              ACTION REGARDING CURRENT      CURRENT SUB-ADVISORY
                              (UNDER CURRENT,     DATE OF CURRENT   SUB-ADVISORY AGREEMENT        AGREEMENT FOR SHAREHOLDER
                              AND NEW             SUB-ADVISORY      SINCE BEGINNING OF FUND'S     VOTE AND REASON FOR
NAME OF FUND                  AGREEMENTS)*        AGREEMENT         LAST FISCAL YEAR              SUBMISSION
------------                  ----------------    ---------------   -------------------------     ---------------------------


Undiscovered Managers         0.60% of the        12/29/97          On each of September 16,      On December 29, 1997, the
Behavioral Growth Fund        first $200 million                    1999, and September 14,       initial shareholder of the
                              0.55% of the next                     2000, the Trustees approved   Fund approved the Current
                              $100 million                          the renewal of the Current    Sub-Advisory Agreement as
                              0.50% of assets                       Sub-Advisory Agreement.       part of the initial approval
                              in excess of $300                                                   of the advisory
                              million                                                             relationships of the Fund.

Undiscovered Managers                             12/29/97          On each of September 16,      On December 29, 1997, the
Special Small Cap Fund        **                                    1999, and September 14,       initial shareholder of the
                                                                    2000, the Trustees approved   Fund approved the Current
                                                                    the renewal of the Current    Sub-Advisory Agreement as
                                                                    Sub-Advisory Agreement.       part of the initial approval
                                                                                                  of the advisory
                                                                                                  relationships of the Fund.

Undiscovered Managers Small   0.70% of the        12/29/97          On each of September 16,      On December 29, 1997, the
Cap Value Fund                first $200 million                    1999, and September 14,       initial shareholder of the
                              0.65% of the next                     2000, the Trustees approved   Fund approved the Current
                              $100 million                          the renewal of the Current    Sub-Advisory Agreement as
                              0.60% of assets                       Sub-Advisory Agreement.       part of the initial approval
                              in excess of $300                                                   of the advisory
                              million                                                             relationships of the Fund.

Undiscovered Managers REIT    0.70% of the        12/22/97          On each of September 16,      On December 29, 1997, the
Fund                          first $200 million                    1999, and September 14,       initial shareholder of the
                              0.65% of the next                     2000, the Trustees approved   Fund approved the Current
                              $100 million                          the renewal of the Current    Sub-Advisory Agreement as
                              0.60% of assets                       Sub-Advisory Agreement.       part of the initial approval
                              in excess of $300                                                   of the advisory
                              million                                                             relationships of the Fund.

Undiscovered Managers         0.60% of the        12/29/97          On each of September 16,      On December 29, 1997, the
Hidden Value Fund             first $200 million                    1999, and September 14,       initial shareholder of the
                              0.55% of the next                     2000, the Trustees approved   Fund approved the Current
                              $100 million                          the renewal of the Current    Sub-Advisory Agreement as
                              0.50% of assets                       Sub-Advisory Agreement.       part of the initial approval
                              in excess of $300                                                   of the advisory
                              million                                                             relationships of the Fund.

Undiscovered Managers         0.70% of the        12/24/98          On September 14, 2000, the    On December 28, 1998, the
Behavioral Value Fund         first $200 million                    Trustees approved the         initial shareholder of the
                              0.65% of the next                     renewal of the Current        Fund approved the Current
                              $100 million                          Sub-Advisory Agreement.       Sub-Advisory Agreement as
                              0.60% of assets                                                     part of the initial approval
                              in excess of $300                                                   of the advisory
                              million                                                             relationships of the Fund.

                              SUB-ADVISORY
                              FEE RATE                              DESCRIPTION OF TRUSTEE        DATE OF LAST SUBMISSION OF
                              SCHEDULE                              ACTION REGARDING CURRENT      CURRENT SUB-ADVISORY
                              (UNDER CURRENT,     DATE OF CURRENT   SUB-ADVISORY AGREEMENT        AGREEMENT FOR SHAREHOLDER
                              AND NEW             SUB-ADVISORY      SINCE BEGINNING OF FUND'S     VOTE AND REASON FOR
NAME OF FUND                  AGREEMENTS)*        AGREEMENT         LAST FISCAL YEAR              SUBMISSION
------------                  ----------------    ---------------   -------------------------     ---------------------------


UM Small Cap Growth Fund      0.60% of the        09/29/00          On September 14, 2000, the    On September 29, 2000, the
                              first $200 million                    Trustees approved the         initial shareholder of the
                              0.55% of the next                     Current Sub-Advisory          Fund approved the Current
                              $100 million                          Agreement as part of the      Sub-Advisory Agreement as
                              0.50% of assets                       initial approval of the       part of the initial approval
                              in excess of $300                     advisory relationships of     of the advisory
                              million                               the Fund.                     relationships of the Fund.

UM Merger & Acquisition Fund  0.60% of the        09/29/00          On September 14, 2000, the    On September 29, 2000, the
                              first $200 million                    Trustees approved the         initial shareholder of the
                              0.55% of the next                     Current Sub-Advisory          Fund approved the Current
                              $100 million                          Agreement as part of the      Sub-Advisory Agreement as
                              0.50% of assets                       initial approval of the       part of the initial approval
                              in excess of $300                     advisory relationships of     of the advisory
                              million                               the Fund.                     relationships of the Fund.

UM International Small Cap    0.80% of the        01/20/99          On September 14, 2000, the    On December 30, 1998, the
Equity Fund                   first $200 million                    Trustees approved the         initial shareholder of the
                              0.75% of the next                     renewal of the Current        Fund approved the Current
                              $100 million                          Sub-Advisory Agreement.       Sub-Advisory Agreement as
                              0.70% of assets                                                     part of the initial approval
                              in excess of $300                                                   of the advisory
                              million                                                             relationships of the Fund.

UM International Equity Fund  0.60% of the        01/20/99          On September 14, 2000, the    On December 30, 1998, the
                              first $200 million                    Trustees approved the         initial shareholder of the
                              0.55% of the next                     renewal of the Current        Fund approved the Current
                              $100 million                          Sub-Advisory Agreement.       Sub-Advisory Agreement as
                              0.50% of assets                                                     part of the initial approval
                              in excess of $300                                                   of the advisory
                              million                                                             relationships of the Fund.


* Each percentage is calculated as an annual rate by reference to the applicable Fund's average daily net assets.

** The Adviser pays the Sub-Adviser compensation, with respect to each calendar quarter, at a rate equal to the annual percentage rate of the average daily net assets of the Fund during such quarter that is determined by adding to (or subtracting from) 0.80% one-fifth of the number of basis points by which the total return of the Fund (expressed as a percentage, and calculated before giving effect to the Fund's expenses) during the one-year period ending at the end of such quarter exceeds (or falls short of) the total return (on a dividends-reinvested basis, and expressed as a percentage) of the Russell 2000 Index during the one-year period ending at the end of such quarter. (A basis point is one one-hundredth of a percentage point.) The fee rate may not exceed the annual rate of 1.30% of such average daily net assets nor may it be less than 0.30% of such average daily net assets.

                                                                      APPENDIX D

         FORM OF SUB-ADVISORY AGREEMENT RELATING TO EACH OF UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND, UNDISCOVERED MANAGERS BEHAVIORAL
 VALUE FUND, UNDISCOVERED MANAGERS HIDDEN VALUE FUND, UNDISCOVERED MANAGERS REIT FUND, UNDISCOVERED MANAGERS SMALL CAP VALUE FUND, UNDISCOVERED MANAGERS SPECIAL
    SMALL CAP FUND, UM MERGER & ACQUISITION FUND AND UM SMALL CAP GROWTH FUND

                           UNDISCOVERED MANAGERS FUNDS

                             SUB-ADVISORY AGREEMENT
                              ([INSERT FUND NAME])

         This Sub-Advisory Agreement (this "Agreement") is entered into as of [insert date] by and between Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager"), and [insert name] (the "Sub-Adviser").

         WHEREAS, the Manager has entered into a Management Agreement dated [insert date] (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the [insert name] Fund of the Trust (the "Series");

         WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

         WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

1. Sub-Advisory Services.

         a. The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

                  b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

                  c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

         [SECTION 1(d) OF NEW SUB-ADVISORY AGREEMENT RELATING TO UNDISCOVERED MANAGERS HIDDEN VALUE FUND, UNDISCOVERED MANAGERS REIT FUND, UNDISCOVERED MANAGERS SMALL CAP VALUE FUND AND UM MERGER & ACQUISITION FUND:]

                  d. The Sub-Adviser shall be bound by the Code of Ethics of Undiscovered Managers Funds as such Code of Ethics is amended or superseded from time to time.

         [SECTION 1(d) OF NEW SUB-ADVISORY AGREEMENT RELATING TO UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND, UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND, UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND AND UM SMALL CAP GROWTH FUND:]

                  d. The Sub-Adviser shall maintain and be bound by a Code of Ethics satisfying the requirements of Rule 17j-1 under the 1940 Act, and shall provide to the Trust a current copy of such Code of Ethics, as amended from time to time.

2. Obligations of the Manager.


                  a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

                  b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

         [SECTION 4 OF NEW SUB-ADVISORY AGREEMENT RELATING TO UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND, UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND, UNDISCOVERED MANAGERS REIT FUND, UM SMALL CAP GROWTH FUND, UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND:]

4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

         [SECTION 4 OF NEW SUB-ADVISORY AGREEMENT RELATING TO UNDISCOVERED MANAGERS HIDDEN VALUE FUND, UNDISCOVERED MANAGERS SMALL CAP VALUE FUND AND UM MERGER & ACQUISITION FUND:]

4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay or arrange for payment of its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

         [SECTION 6 OF NEW SUB-ADVISORY AGREEMENT RELATING TO UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND, UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND, UNDISCOVERED MANAGERS REIT FUND AND UM SMALL CAP GROWTH FUND:]

6. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of [insert amount]% of the first $200 million of the Series' average daily net assets, [insert amount]% of the next $100 million of such assets and [insert amount]% of such assets in excess of $300 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein. [FOR SUB-ADVISORY FEE RATES SEE APPENDIX C TO THE PROXY STATEMENT.]

         [SECTION 6 OF NEW SUB-ADVISORY AGREEMENT RELATING TO UNDISCOVERED MANAGERS HIDDEN VALUE FUND, UNDISCOVERED MANAGERS SMALL CAP VALUE FUND, UM MERGER & ACQUISITION FUND:]

6. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of [insert amount]% of the first $200 million of the Series' average daily net assets, [insert amount]% of the next $100 million of such assets and [insert amount]% of such assets in excess of $300 million. Such compensation shall be calculated and paid monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement; provided that, in the event of any termination of this Agreement before the end of any such month or other interval, such compensation shall be calculated and paid within ten business days following such termination. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein. [FOR SUB-ADVISORY FEE RATES SEE APPENDIX C TO THE PROXY STATEMENT.]

         [SECTION 6 OF NEW SUB-ADVISORY AGREEMENT RELATING TO UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND:]

6. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation, within thirty days after the end of each calendar quarter, at the Performance Fee Rate. As used in this Agreement, "Performance Fee Rate" shall mean, with respect to each calendar quarter, the annual percentage rate of the average daily net assets of the Series during such quarter that is determined by adding to (or subtracting from) 0.80% one-fifth of the number of basis points by which the total return of the Series (expressed as a percentage, and calculated before giving effect to the Series's expenses) during the one-year period ending at the end of such quarter exceeds (or falls short of) the Benchmark (as hereinafter defined), provided, however, that such fee rate shall in no event exceed the annual rate of 1.30% of such average daily net assets and shall in no event be less than 0.30% of such average daily net assets; and provided further that, until the end of the first calendar quarter that ends on or after the 364th day following commencement of the Series's investment operations, the Performance Fee Rate shall be the annual rate of 0.80% of the average daily net assets of the Series. As used in this Agreement, "Benchmark" shall mean, with respect to the calculation of the Performance Fee Rate following the end of each calendar quarter, the total return (on a dividends-reinvested basis, and expressed as a percentage) of the Russell 2000 Index during the one-year period ending at the end of such quarter. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.

         [SECTION 7 OF NEW SUB-ADVISORY AGREEMENT RELATING TO UNDISCOVERED MANAGERS HIDDEN VALUE FUND, UNDISCOVERED MANAGERS SMALL CAP VALUE FUND AND UM MERGER & ACQUISITION FUND:]

7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting. The Sub-Adviser shall have no obligation to acquire for the Series a position in any investment that the Sub-Adviser or any of its managers, members, officers, employees or agents holds, has acquired or is acquiring for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Sub-Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that, to the extent practical, such opportunities will be allocated among clients over a reasonable period of time on a fair and equitable basis. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

         [SECTION 7 OF NEW SUB-ADVISORY AGREEMENT RELATING TO UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND, UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND, UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND, UNDISCOVERED MANAGERS REIT FUND, AND UM SMALL CAP GROWTH FUND:]

7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties.

         [SECTION 9 OF NEW SUB-ADVISORY AGREEMENT RELATING TO UNDISCOVERED MANAGERS HIDDEN VALUE FUND, UNDISCOVERED MANAGERS REIT FUND, UNDISCOVERED MANAGERS SMALL CAP VALUE FUND, UM MERGER & ACQUISITION FUND AND UM SMALL CAP GROWTH FUND:]

9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

                  a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

                  b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series; and

                  c. this Agreement shall automatically terminate in the event of its assignment.

         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

         [SECTION 9 OF NEW SUB-ADVISORY AGREEMENT RELATING TO UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND AND UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND:]

9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

                  a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

                  b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

                  c. this Agreement may be terminated by the Sub-Adviser at any time on or before December 31, 2004, on one hundred eighty days' written notice to both the Manager and the Trust, provided that the Manager consents in writing to such termination;

                  d. this Agreement may be terminated by the Sub-Adviser on one hundred eighty days' written notice to both the Manager and the Trust, at any time after December 31, 2004; and

                  e. this Agreement shall automatically terminate in the event of its assignment.

         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

         [SECTION 9 OF NEW SUB-ADVISORY AGREEMENT RELATING TO UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND:]

9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

                  a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

                  b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

                  c. this Agreement may be terminated by the Sub-Adviser at any time on or before December 31, 2005, on one hundred eighty days' written notice to both the Manager and the Trust, provided that the Manager consents in writing to such termination;

                  d. this Agreement may be terminated by the Sub-Adviser on one hundred eighty days' written notice to both the Manager and the Trust, at any time after December 31, 2005; and

                  e. this Agreement shall automatically terminate in the event of its assignment.

         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

12. General.

                  a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

                  b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.


                                          UNDISCOVERED MANAGERS, LLC



                                          By:
                                              ----------------------------------
                                              Mark P. Hurley
                                              President



                                          [INSERT NAME]



                                          By:
                                             ----------------------------------
                                             [Insert name / position]

                                                                      APPENDIX E

                 FORM OF THE SUB-ADVISORY AGREEMENT RELATING TO
 EACH OF UM INTERNATIONAL EQUITY FUND AND UM INTERNATIONAL SMALL CAP EQUITY FUND


                           UNDISCOVERED MANAGERS FUNDS

                             SUB-ADVISORY AGREEMENT
               (UM INTERNATIONAL [EQUITY][SMALL CAP EQUITY] FUND)

         This Sub-Advisory Agreement (this "Agreement") is entered into as of [insert date] by and between Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager") and Nordea Securities, Inc., a Delaware corporation (the "Sub-Adviser").

         WHEREAS, the Manager has entered into a Management Agreement dated December 30, 1998 (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the UM [insert name] Fund of the Trust (the "Series");

         WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

         WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

1. Sub-Advisory Services.

                  a. The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series provided to the Sub-Adviser in accordance with Section 2.a hereof, (2) any changes in, or any additional, policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser in accordance with Section 2.a hereof and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies; and the Manager hereby agrees to hold the Sub-Adviser harmless from any loss, damage or liability that may result from the Sub-Adviser's action in reliance upon or pursuant to any such written instructions from the Manager.

                  b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records that it maintains with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

                  c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

                  d. The Sub-Adviser shall be bound by the Code of Ethics of Undiscovered Managers Funds as such Code of Ethics is amended or superseded from time to time, or such other Code of Ethics adopted by the Sub-Adviser that meets the requirements of Rule 17j-1 under the 1940 Act and that has been approved by the Trust.

2. Obligations of the Manager.

                  a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder, including without limitation the documents and information described in Section 1.a hereof.

                  b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of all financial statements and reports made available by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian by the Trust or its agents.

4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or brokerage-related or research-related services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

6. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of [insert amount]% of the first $200 million of the Series' average daily net assets, [insert amount]% of the next $100 million of such assets and [insert amount]% of such assets in excess of $300 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement. The Manager may from time to time waive or agree to defer the compensation it is entitled to receive from the Trust; however, any such waiver or deferral will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein. [FOR SUB-ADVISORY FEE RATES SEE APPENDIX C TO THE PROXY STATEMENT.]

7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder.

9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

                  a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

                  b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series; and

                  c. this Agreement shall automatically terminate in the event of its assignment by the Sub-Adviser.

         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

12. General.

                  a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

                  b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.


                                           UNDISCOVERED MANAGERS, LLC



                                           By:
                                              ----------------------------------
                                               Mark P. Hurley
                                               President


                                           NORDEA SECURITIES, INC.



                                           By:
                                              ----------------------------------
                                               Henrik Bak
                                               President

Party hereto only as to Section 8 and as to the penultimate sentence of Section
1.a:

UNDISCOVERED MANAGERS FUNDS
   on behalf of its UM [insert name] FUND


By:
   --------------------------------
           Mark P. Hurley
           President


         A copy of the Agreement and Declaration of Trust establishing Undiscovered Managers Funds (the "Trust") is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Trust's UM [insert name] Fund series (the "Series") on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property belonging to the Series.

                                                                      APPENDIX F


                OTHER MUTUAL FUND ADVISED BY CERTAIN SUB-ADVISERS

The Sub-Adviser of UM Small Cap Growth Fund, Mazama Capital Management, Inc., acts as sub-adviser to the mutual funds set forth opposite their name in the table below that have investment objectives similar to the investment objectives of UM Small Cap Growth Fund for compensation as set forth below at the annual percentage rates of the value of such portion of the average monthly net assets of the relevant fund that are managed by Mazama Capital Management, Inc. The Sub-Adviser of UM International Equity Fund, Nordea Securities, Inc., acts as sub-adviser to the mutual funds set forth opposite their name in the table below that have investment objectives similar to the investment objectives of UM International Equity Fund for compensation as set forth below at the annual percentage rates of the value of the average daily net assets of the relevant fund or such portion thereof, as applicable, that are managed by Nordea Securities, Inc. Neither Mazama Capital Management, Inc. nor Nordea Securities, Inc. has any other relationship with such mutual funds other than as a sub-adviser to such funds.

Neither the Adviser nor the other Sub-Advisers act as investment adviser or sub-adviser to other mutual funds with similar objectives to the applicable Funds.


                                                                              Net Assets of Other
                                                                              Funds under Sub-
                                           Other Funds                        Adviser's Management
Sub-Adviser                                with Similar Objectives            as of May 31, 2001          Fee Rate
-----------                                -----------------------            ------------------          --------
MAZAMA CAPITAL MANAGEMENT, INC.            SEI INSTITUTIONAL INVESTMENTS      $[       ]                  0.50%
                                           TRUST SMALL CAP FUND
                                           SEI INSTITUTIONAL MANAGED TRUST    $[       ]                  0.50%
                                           SMALL CAP GROWTH FUND

NORDEA SECURITIES, INC.                    [Insert applicable funds]

                                                                      APPENDIX G


SHARES OUTSTANDING AND ENTITLED TO VOTE


For each class of each Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of May 31, 2001 was as follows:



                                                                      NUMBER OF SHARES OUTSTANDING AND
                  NAME OF FUND                                        ENTITLED TO VOTE PER CLASS

                                                             Institutional Class   Investor Class
                                                             -------------------   --------------
Undiscovered Managers Behavioral Growth Fund                       [      ]            [      ]
                                                                    ------              ------
Undiscovered Managers Behavioral Value Fund                        [      ]                 --
                                                                    ------
Undiscovered Managers Hidden Value Fund                            [      ]                 --
                                                                    ------
Undiscovered Managers REIT Fund                                    [      ]            [      ]
                                                                    ------              ------
Undiscovered Managers Small Cap Value Fund                         [      ]            [      ]
                                                                    ------              ------
Undiscovered Managers Special Small Cap Fund                       [      ]                 --
                                                                    ------
UM International Equity Fund                                       [      ]                 --
                                                                    ------
UM International Small Cap Equity Fund                             [      ]                 --
                                                                    ------
UM Merger & Acquisition Fund                                       [      ]                 --
                                                                    ------
UM Small Cap Growth Fund                                           [      ]                 --
                                                                    ------


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth certain information with respect to the ownership of the classes of shares of the Funds listed as of May 31, 2001 (i) individually by the Trustees and executive officers of the Funds, (ii) by all Trustees and executive officers of the Funds as a group and (iii) by each person known to the Trustees to be the owner (of record or beneficially) of more than five percent of any of the classes of shares of the Funds listed.


                                                                                  Percentage of
                                                       Shares Owned of Record     Outstanding
                             Fund and Class            or Beneficially            Shares of Class Owned
                             ---------------           ----------------------     ---------------------
[insert names/addresses of
5% owners]
[insert names/position of
Trustee/executive officers]
[Management as group]

----------

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act.

** Shares are believed to be held only as nominee.

[FORM OF INSTRUCTIONS AND PROXY CARD RELATING TO UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND, UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND, UNDISCOVERED MANAGERS HIDDEN VALUE FUND, UNDISCOVERED MANAGERS REIT FUND, UNDISCOVERED MANAGERS SMALL CAP VALUE FUND, UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND, UM MERGER & ACQUISITION FUND AND UM SMALL CAP GROWTH
FUND.]


                                INSTRUCTION FORM

          THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON
             BEHALF OF THE TRUSTEES OF UNDISCOVERED MANAGERS FUNDS

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

The undersigned hereby appoints Mark Hurley and Patricia L. Duncan, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of [Name of Fund], a series of Undiscovered Managers Funds, on July 20, 2001, at 10:00 a.m., Dallas time, and at any adjournments thereof, all of the shares of [Name of Fund] which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

[X]      PLEASE MARK VOTE LIKE THIS


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS 1 AND 2:

                                                            For         Against        Abstain
1.       Proposal by the Trustees to approve the            [ ]           [ ]            [ ]
         Management Agreement relating to [Name of Fund]
         between Undiscovered Managers Funds and
         Undiscovered Managers, LLC.

2.       Proposal by the Trustees to approve the            [ ]           [ ]            [ ]
         Sub-Advisory Agreement relating to [Name
         of Fund] between Undiscovered
         Managers, LLC and [Name of Sub-Adviser].



Please be sure to sign and date this Proxy.
                                                  ------------------------
                                                  Date

--------------------------------------------------------------------------

Shareholder sign here               Co-owner sign here
--------------------------------------------------------------------------

[FORM OF INSTRUCTIONS AND PROXY CARD RELATING TO UM INTERNATIONAL EQUITY FUND AND UM INTERNATIONAL SMALL CAP EQUITY FUND.]


                                INSTRUCTION FORM

          THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON
             BEHALF OF THE TRUSTEES OF UNDISCOVERED MANAGERS FUNDS

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

The undersigned hereby appoints Mark Hurley and Patricia L. Duncan, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of [Name of Fund], a series of Undiscovered Managers Funds, on July 20, 2001, at 10:00 a.m., Dallas time, and at any adjournments thereof, all of the shares of [Name of Fund] which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

[X]      PLEASE MARK VOTE LIKE THIS


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS 1 AND 2:

                                                            For         Against        Abstain
1.       Proposal by the Trustees to approve the            [ ]           [ ]            [ ]
         Management Agreement relating to [Name of Fund]
         between Undiscovered Managers Funds and
         Undiscovered Managers, LLC.

2.       Proposal by the Trustees to approve the            [ ]           [ ]            [ ]
         Sub-Advisory Agreement relating to [Name
         of Fund] by and among Undiscovered Managers
         Funds, Undiscovered Managers, LLC and Nordea
         Securities, Inc.



Please be sure to sign and date this Proxy.
                                                  ------------------------
                                                  Date

--------------------------------------------------------------------------

Shareholder sign here               Co-owner sign here
--------------------------------------------------------------------------